Series Number:  1
For period ending 9/30/2011

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                                102

              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                               5
                                B Class                                                                                                0
                                C Class                                                                                                0

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0001
              2. Dividends for a second class of open-end company shares
                                A Class                                                                                       $0.0001
B Class                                                                                        $0.0001
                                C Class                                                                                        $0.0001

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class                                                                           2,180,424

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                                          96,689
                                B Class                                                                                            1,262
                                C Class                                                                                            5,015

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                                                                 $1.00

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                                              $1.00
                                B Class                                                                                               $1.00
                                C Class                                                                                               $1.00

Series Number:  3
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $1 billion 0.703%
Next $1 billion 0.651%
Next $3 billion 0.621%
Next $5 billion 0.601%
Next $15 billion 0.588%
Next $25 billion 0.586%
Over $50 billion 0.586%

Institutional
First $1 billion 0.503%
Next $1 billion 0.451%
Next $3 billion 0.421%
Next $5 billion 0.401%
Next $15 billion 0.388%
Next $25 billion 0.386%
Over $50 billion 0.386%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                       41,968
                                Institutional Class                                                26,589
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                    9,114
                                B Class                                                                       144
                                C Class                                                                    1,753
                                R Class                                                                        387

73A)          1. Dividends from net investment income
                                Investor Class                                                       $ 0.1750
                               Institutional Class                                                 $ 0.1859
              2. Dividends for a second class of open-end company shares
                                A Class                                                                  $ 0.1613
                                B Class                                                                   $ 0.1201
                                C Class                                                                   $ 0.1202
                                R Class                                                                   $ 0.1476

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class                                                       210,702
                                Institutional Class                                                148,955

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                     56,846
                                B Class                                                                      1,153
                                C Class                                                                     14,474
                                R Class                                                                       2643

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                                         $11.12
                                Institutional Class                                                  $11.11

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                     $11.12
                                 B Class                                                                     $11.11
                                 C Class                                                                     $11.12
                                 R Class                                                                      $11.12

Series Number:  4
For period ending 9/30/2011

48)	Investor, A, C & R
First $1 billion 0.953%
Next $1 billion 0.901%
Next $3 billion 0.871%
Next $5 billion 0.851%
Next $15 billion 0.838%
Next $25 billion 0.836%
Over $50 billion 0.836%

Institutional
First $1 billion 0.753%
Next $1 billion 0.701%
Next $3 billion 0.671%
Next $5 billion 0.651%
Next $15 billion 0.638%
Next $25 billion 0.636%
Over $50 billion 0.636%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                6,566
                                Institutional Class                                                         5,590
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           1,462
                                B Class                                                                                37
                                C Class                                                                               561
                                R Class                                                                                 73

73A)          1. Dividends from net investment income
                               Investor Class                                                              $ 0.2148
                               Institutional Class                                                       $ 0.2209

              2. Dividends for a second class of open-end company shares
                                A Class                                                                         $ 0.2072
                                B Class                                                                          $0.1843
                                C Class                                                                          $ 0.1843
                                R Class                                                                          $ 0.1995

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class                                                               28,922
                                Institutional Class                                                        26,488

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                            6,382
                                B Class                                                                               186
                                C Class                                                                            2,948
                                R Class                                                                               425

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                                                $5.61
                                Institutional Class                                                         $5.61

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                           $5.61
                                B Class                                                                           $5.61
                                C Class                                                                           $5.61
                                R Class                                                                           $5.62

Series Number:  5
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $1 billion 0.673%
Next $1 billion 0.621%
Next $3 billion 0.591%
Next $5 billion 0.571%
Next $15 billion 0.558%
Next $25 billion 0.556%
Over $50 billion 0.556%

Institutional
First $1 billion 0.473%
Next $1 billion 0.421%
Next $3 billion 0.391%
Next $5 billion 0.371%
Next $15 billion 0.358%
Next $25 billion 0.356%
Over $50 billion 0.356%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                2,220
                                Institutional Class                                                         1,211
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                           2,354
                                B Class                                                                                72
                                C Class                                                                            1,348
                                R Class                                                                               278

73A)          1. Dividends from net investment income
                                Investor Class                                                             $0.1457
Institutional Class                                                       $0.1512

              2. Dividends for a second class of open-end company shares
                                A Class                                                                         $0.1389
B Class                                                                          $0.1185
                                C Class                                                                          $0.1185
R Class                                                                          $0.1321

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                 17,727
                                Institutional Class                                                             7,544

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                              17,304
                                B Class                                                                                   586
                                C Class                                                                               10,348
                                R Class                                                                                 2,660

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                                                  $11.18
                                Institutional Class                                                           $11.24

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                             $11.11
                                B Class                                                                             $11.01
                                C Class                                                                             $11.02
                                R Class                                                                             $11.37

Series Number:  9
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $1 billion 0.753%
Next $1 billion 0.701%
Next $3 billion 0.671%
Next $5 billion 0.651%
Next $15 billion 0.638%
Next $25 billion 0.636%
Over $50 billion 0.636%

Institutional
First $1 billion 0.553%
Next $1 billion 0.501%
Next $3 billion 0.471%
Next $5 billion 0.451%
Next $15 billion 0.438%
Next $25 billion 0.436%
Over $50 billion 0.436%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                1,355
                                Institutional Class                                                            113
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                              785
                                B Class                                                                                15
                                C Class                                                                               188
                                R Class                                                                                 25

73A)          1. Dividends from net investment income
                                Investor Class                                                             $ 0.1922
                                Institutional Class                                                       $ 0.2031

              2. Dividends for a second class of open-end company shares
                                A Class                                                                        $ 0.1785
B Class                                                                         $ 0.1376
C Class                                                                         $ 0.1376
R Class                                                                         $ 0.1649

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class                                                                 8,118
                                Institutional Class                                                              643

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                             5,276
                                B Class                                                                                  48
                                C Class                                                                              1,402
                                R Class                                                                                 156

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                                                $11.02
                                Institutional Class                                                         $11.02

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                                                            $11.02
                                B Class                                                                             $11.02
                                C Class                                                                             $11.02
                                R Class                                                                             $11.02

Series Number:  10
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $1 billion 0.703%
Next $1 billion 0.651%
Next $3 billion 0.621%
Next $5 billion 0.601%
Next $15 billion 0.588%
Next $25 billion 0.586%
Over $50 billion 0.586%

Institutional
First $1 billion 0.503%
Next $1 billion 0.451%
Next $3 billion 0.421%
Next $5 billion 0.401%
Next $15 billion 0.388%
Next $25 billion 0.386%
Over $50 billion 0.386%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                1,574
                                Institutional Class                                                            144
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                              850
                                B Class                                                                                  3
                                C Class                                                                              160
                                R Class                                                                                12

73A)          1. Dividends from net investment income
                                Investor Class                                                             $ 0.0918
                                Institutional Class                                                      $ 0.1024

              2. Dividends for a second class of open-end company shares
                                A Class                                                                       $ 0.0786
B Class                                                                        $ 0.0388
                                C Class                                                                        $ 0.0389
R Class                                                                        $ 0.0654

74U).   1. Number of shares outstanding (000's omitted)
                                Investor Class                                                               17,913
                                Institutional Class                                                             843

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                                                                          10,980
                                B Class                                                                                  79
                                C Class                                                                             4,100
                                R Class                                                                                156

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class                                                                $10.54
                                Institutional Class                                                         $10.53

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                 A Class                                                                          $10.54
                                 B Class                                                                           $10.53
                                 C Class                                                                           $10.54
                                 R Class                                                                           $10.54